Exhibit 10.2(b)

                               OPTION CARE, INC.
                             AMENDED AND RESTATED
                             STOCK INCENTIVE PLAN
                                    (1997)


                                   I. GENERAL

         1. Plan. To provide incentives to employees of OPTION CARE, Inc., a
            ----
Delaware Corporation (the "Company"), or its subsidiary corporations, members of the Board of Directors of the Company (the "Board") and other persons who provide services to the Company or its subsidiary corporations on a regular and substantial basis ("vendors") through rewards based upon the ownership and performance of the common stock of the Company, the Committee hereinafter designated may grant incentive awards, stock options, stock appreciation rights, or combinations thereof, to eligible officers and other employees and vendors on the terms and subject to the conditions stated in this Plan. In addition, members of the Board other than John N. Kapoor ("Directors") are or may be granted options on the terms and subject to the conditions set forth in this Plan. References hereinafter to employment by or the provision of services to the Company shall include references to its subsidiary corporations within the meaning of section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"). All employees, officers, Directors and vendors eligible to receive grants or awards under this Plan shall be collectively referred to herein as "Eligible Recipients."

         2. Eligibility. Officers and other employees of the Company and its
            -----------
subsidiaries, and vendors, shall, upon selection by the Committee, be eligible to receive incentive awards, stock options or stock appreciation rights, either singly or in combination, as the Committee, in its discretion, shall determine. Directors shall receive stock options on the terms and subject to the conditions stated in this Plan.

         3. Shares to be Issued. The maximum number of shares of common stock,
            -------------------
par value $.01 per share of the Company ("Common Stock"), to be issued pursuant to all grants made under the Plan shall be 2,000,000. Shares awarded pursuant to grants which, by reason of the expiration, cancellation or other termination of the grants prior to issuance, are not issued, shall again be available for future grants. Shares of Common Stock to be issued nay be authorized and unissued shares, treasury stock or a combination thereof.

         4. Administration of the Plan. The Plan shall be administered by a
            --------------------------
committee designated by the Board (the "Committee"). No member of the Committee shall be eligible to participate in, or within one year prior to appointment to the Committee (but disregarding any participation or eligibility for participation during any period of time before the initial registration statement under Section 12 of the Securities Exchange Act of 1934 of the Company or any of its affiliates becomes effective) shall have participated in or shall have been eligible to participate in, this Plan or any other stock purchase, incentive award, stock option, stock appreciation rights or other stock incentive plan of the Company, except as provided in Article III, Section l(b). The Committee shall, subject to the terms of the Plan establish selection guidelines, select officers and other employees, directors and vendors for participation, and determine the form of grant, either as an incentive award, stock option or stock appreciation rights or combination thereof, determine the form of stock option, the number of shares subject to the grant, the fair market value of the Common Stock when necessary, the time and conditions of vesting or exercise, and all other terms and conditions of the grant. All grants and awards under this Plan shall be evidenced by written agreements ("Option Agreements") between this Company and the participants and no such grant or award shall be valid until so evidenced. The Committee may interpret the Plan and establish rules and regulations for the administration of the Plan, including without limitation, the imposition of conditions with respect to competitive employment and provisions accelerating vesting or exercisability, not inconsistent with or conflicting with the terms of the Plan. All such rules, regulations, and interpretations relating to the Plan adopted by the Committee shall be conclusive and binding on all parties. The foregoing notwithstanding, neither the Board nor the Committee shall have any discretion to alter the number of shares subject to stock options granted to directors pursuant to Article 3, Section l(b) or the terms or conditions under which such shares are granted except as provided in Article I, Section 5.

         5. Adjustments for Changes in Capitalization. Appropriate adjustments
            -----------------------------------------
shall be made by the Committee in the maximum number of shares to be issued under the Plan, the maximum number of shares to be issued pursuant to incentive awards and in the number of shares the subject of any option grant, to give effect to any stock splits, stock dividends and other relevant changes in capitalization occurring after the effective date of the Plan and its amendment and restatements, as applicable.

         6. Effective Date and Term of Plan. The Plan as amended and restated
            -------------------------------
shall be submitted to the stockholders of the Company for approval and if approved shall become effective on the date thereof. The Plan shall terminate ten years thereafter, unless terminated earlier by action of the Board. No further grants shall be made under the Plan after termination, but termination shall not affect the rights of any participant under any grants made prior to termination.

         7. Amendments. The Plan may be amended or terminated by the Board in
            ----------
any respect except that no amendment may be made without stockholder approval if such amendment would cause the Plan to fail to comply with Rule 16b-3 under the Securities Exchange Act of 1934 (as such Rule 16b-3 may be amended or applicable from time to time) or any other requirement of applicable law or regulation ("Applicable Law").

         8.       Securities Matters.
                  ------------------
                  (a) Compliance with Law. The exercise or vesting of any grant
                      -------------------
                  counsel to the Company shall have determined that the issuance and delivery of shares of Common Stock of the Company pursuant thereto will not violate any state or federal securities or other laws. The person entitled to receive shares of stock pursuant to any grant or award hereunder may be required by the Company, as a condition prerequisite to such delivery, to agree in writing that all shares of Common Stock to be acquired pursuant thereto shall be held for his or her own account without a view to any further distribution thereof, that the certificates for such shares shall bear an appropriate legend to that effect and that such shares will not be transferred or disposed of except in compliance with be applicable federal and state securities laws. The Company may,in its sole discretion, defer the effectiveness of any exercise of an option granted hereunder in order to allow the issuance of Common Stock to be made pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933 of any shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. The Company shall inform the optionee i writing of any decision to defer the effectiveness of the exercise of an option granted hereunder. During the period that the effectiveness of the exercise of an option has been deferred, the optionee may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

                  (b) Blue Sky Limitations. Anything in this Plan to the
                      --------------------
                  contrary notwithstanding, in the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of granted but unexercised stock options so as to comply with any state securities or Blue Sky law limitation with respect thereto, the Committee shall have the right (a) to accelerate the dates on which options granted hereunder may be exercised and (b) cancel any such accelerated options if they are not exercised within fourteen (14) days after notice of such acceleration has been given to the optionee.

         9. Change of Control. Subject to the requirement of Article III,
            -----------------
Section 2 hereof that an option must be held by an Eligible Recipient for at least one year before becoming vested with such Eligible Recipient, upon a Change of Control any other vesting period shall end and all otherwise unvested options shall become immediately exercisable. For these purposes, a "Change of Control" shall mean the occurrence of any of the following events:

         (a) a merger, consolidation or reorganization of or involving the Company, in which the Company does not survive as an entity independent of other parties to such merger, consolidation or reorganizations;

         (b) a sale of all or substantially all of the assets of the Company;

         (c) the first purchase of shares of Common Stock of the Company pursuant to a tender or exchange offer for a majority of the Company's outstanding shares of Common Stock by any person other than John N. Kapoor;

         (d) any change in control (other than as a result of a public issuance of securities by the Company) of a nature that, in the opinion of the Board, would be required to be reported under federal securities laws, unless after (and taking into consideration) the occurrence of such event John N. Kapoor owns or will own a majority of the Company's outstanding shares of Common Stock;

         (e) any change of control of a nature that, in the opinion of the Board, would be required to be reported under federal securities laws, unless after (and taking into consideration) the occurrence of such event John N. Kapoor owns or will own at least forty percent (40%) of the combined voting power of the Company's then-outstanding securities;

         (f) the date on which any person, other than John N. Kapoor, becomes the beneficial owner, directly or indirectly, of securities of the Company representing at least a majority of the combined voting power of the Company's then-outstanding securities; and

         (g) the date on which a majority of the individuals who constitute the members of the Board cease to be comprised of persons who (i) were members of the Board two years prior to such date (the "Determining Board Members") or (ii) were approved as directors by a vote of at least seventy percent (70%) of the Determining Board Members.


     10. Sale or Other Disposition By Majority Interest. Each recipient
         ----------------------------------------------
shall irrevocably appoint the Company and its Chief Executive Officer, or either of them, as such recipient's agents and attorneys-in-fact, with full power of substitution in the recipient's name, to sell, exchange, transfer or otherwise dispose of all or a portion of such recipient's shares of Common Stock or options, or both, and to do any and all things and to execute any and all documents and instruments (including, without limitation, any stock transfer powers) in connection therewith, such power of attorney not to become operable until such time as the holder or holders of a majority of the issued and outstanding shares of Common Stock of the Company sell, exchange, transfer or otherwise dispose of, or contract to sell, exchange, transfer or otherwise dispose of, all or substantially all of their shares of Common Stock of the Company. Any sale, exchange, transfer other disposition of all or a portion of a recipient's shares of Common Stock pursuant to the foregoing powers of attorney shall be made upon substantially the same terms and conditions (including sale price per share) applicable to a sale, exchange, transfer or other dispositions of all or a portion of shares of Common Stock of the Company owned by the holder or holders of a majority of the issued and outstanding shares of Common Stock of the Company. For purposes of determining the sale price per share of Common Stock under this Section 10, there shall be excluded the consideration (if any) paid or payable to the holder or holders of a majority of the issued and outstanding shares of Common Stock of the Company in connection with any employment, consulting, noncompetition or similar agreements which such holder or holders may enter into in connection with or subsequent to such sale, transfer, exchange or other disposition. The foregoing powers of attorney shall be irrevocable and coupled with an interest and shall not terminate by operation of law, whether by death, bankruptcy or adjudication of incompetency or insanity of the recipient or the occurrence of any other event.

         11.      Additional Provisions.
                  ---------------------

                  (a) Additional Option Provisions. The Board or Committee may,
                      ----------------------------
                  in its sole discretion, include additional provisions in any option granted under the Plan, including, without limitation, restrictions on transfer, repurchase rights, or commitments
                  (i) to pay cash bonuses, (ii) to make, arrange for or guaranty loans, or (iii) to transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Board of Directors or Committee; provided that such additional provisions shall not be inconsistent with any other term or condition of the Plan.

                  (b) Acceleration. The Board or Committee may, in its sole
                      ------------
                  discretion, (i) accelerate the date or dates on which all or any particular option or options granted under the Plan may be exercised; or (ii) extend the dates during which all or any particular option or options granted under the Plan may be exercised; provided, however, that no such extension shall be permitted if it would cause the Plan to fail to comply with Applicable Law (as defined in Article I, Section 7).


                              II. INCENTIVE AWARDS

         1. Form of Award. Incentive awards, whether Performance Awards or Fixed
            -------------
Awards (as described below), may be made to Eligible Recipients in the form of
(i) cash, whether in an absolute amount or as a percentage of compensation, (ii) stock units, without power to vote and without the entitlement to current dividends, (iii) shares of Common Stock issued to the Eligible Recipient but forfeitable and with restrictions on transfer in any form as hereinafter provided or ( iv) any combination of the foregoing. In addition, in the Committee's discretion, the Company may satisfy all or any part of its obligation under an incentive award payable in cash by delivering shares of Common Stock with a then fair market value equal to the amount of such obligation or such part thereof.

         2. Performance Awards. Performance Awards may be made in terms of a
            ------------------
stated potential maximum dollar amount, percentage or compensation, or number of units or shares, with the actual such amount, percentage and number to be determined by reference to the level of achievement of corporate, group, division, individual or other specific objectives over a performance period of not less than one year nor more than five years, as determined by the Committee. No rights or interests of any kind shall be vested in an individual receiving a Performance Award until the conclusion of the performance period and the determination of the level of achievement specified in the award. The vesting period, if any, for a Performance Award shall be as specified in the applicable award or Option Agreement.

     3. Fixed Awards. Fixed Awards may be made which are not contingent on the
        ------------
performance of objectives, but are contingent on the recipient's continuing in the Company's employ for a period to be specified in the award, which period shall be not less than one year nor more than ten years from the date of award.

     4. Rights with Respect to Restricted Shares. If shares of restricted
        ----------------------------------------
Common Stock are issued pursuant to an Incentive Award, the recipient shall have the right to vote the shares and to receive dividends thereon from the date of issuance, unless and until forfeited.

     5. Rights with Respect to Stock Units. If stock units are credited to a
        ----------------------------------
recipient pursuant to an Incentive Award, amounts equal to dividends otherwise payable on a like number of shares of Common Stock after the crediting of the units shall be credited to an account for the recipient and held until the award is forfeited or paid out. Interest shall be credited on the account annually at a rate equal to the return on five year U.S. Treasury obligations.

     6. Vesting and Resultant Events. At the time an Incentive Award vests, the
        ----------------------------
award, if in stock units, shall be paid to the recipient either in shares of Common Stock equal to the number of units, in cash equal to the fair market value of such shares, or in such combination thereof as the Committee shall determine, and the recipient's account to which dividends and interest have been credited shall be paid in cash. Shares of restricted Common Stock issued pursuant to an award shall, at the time of vesting, be released from the restrictions.

                        III. STOCK OPTIONS FOR OFFICERS,
                     OTHER EMPLOYEES, VENDORS AND DIRECTORS

     1. Grants of Options for Eligible Recipients. Options to purchase
        -----------------------------------------
shares of Common Stock of the Company may be granted to such Eligible Recipients as may be selected by the Committee. These options may, but need not, constitute "incentive stock options," as defined in section 422 of the Code, or any other form of option under the Code as hereafter amended.


     2.  Terms of Options.

         (a) No option shall be exercisable earlier than one year, nor more than ten years after the date of grant. Subject to the preceding sentence, the exercisability of an option may be conditioned upon the achievement of performance goals established by the Committee. Options granted to non-employee Directors shall become exercisable with respect to 25 percent of the shares subject thereto on each of the first four anniversaries of the date of grant.

         (b) The per share option price under incentive stock options shall be not less; than 100% of, and the per share option price under options granted to directors shall be 100% of, the fair market value of a share of Common Stock at the time the option is granted, provided, however, that if at the time an option designated as and intended to be an incentive stock option is otherwise to be granted pursuant to the Plan, the optionee owns directly or indirectly (within the meaning of section 424(d) of the Code) shares of Common Stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock cf the Company or its parent or subsidiary corporations, if any within the meaning of section 422(b) (63 of the Code), then the option price shall be not less than 110% of the fair market value of the Common Stock as of the date the option is granted, and such option by its terms shall not be exercisable after the expiration of five (5) years from the date the option is granted.

         (c) Upon exercise, the option price may be paid in cash, in shares of Common Stock having a fair market value equal to the option price, or in a combination thereof. Options may be exercised during the individual's continued employment with, or in the case of a vendor, engagement by, the Company or service on the Board, as the case may be, and for a period of ninety days following termination of such employment, engagement or service on the Board (or such other period of time provided in a relevant employment or severance agreement between the optionee and the Company) and only within the original term of that option; provided, however, that if employment of the optionee by the Company or service on the Board, as the case may be, shall have terminated by reason of retirement at or after age 65 or total and permanent disability, then the option may be exercised for a period not in excess of one year following such termination of employment or service on the Board (or such other period of time provided in a relevant employment or severance agreement between the optionee and the Company), but in any event not after the expiration of the term of the option. If and to the extent the Committee may, in its discretion, determine the change in an option holder's status from an employee to a vendor, or the transfer of an individual from the employment or engagement or vice versa, the Company or its subsidiaries to the employment or engagement of any affiliate of the Company shall not be treated as a termination of employment or engagement by the Company. The status of another entity as an affiliate of the Company shall be determined by the Committee.

         (d) Options shall not be transferable, except that in the event of the death of an optionee (i) during employment, engagement or service on the Board, as the case may be, (ii) within a period not in excess of one year after termination of employment or service on the Board, as the case may be, by reason of retirement at or after age 65 or total and permanent disability or
         (iii) within ninety days after termination of employment, engagement or service on the Board, as the case may be, for any other reason, outstanding options may be exercised by the executor, administrator or personal representative at such deceased optionee during the remainder of the period during which the optionee could have exercised the option had he survived, but not less than ninety days after the death of such optionee.

     3.  Withholding Tax. An option may provide that the optionee may elect to
         ---------------
deliver to the Company (or authorize the Company to retain from the shares purchased upon exercise of such option) whole shares of Common Stock to satisfy the Company's obligation, if any, to withhold federal, state and local income tax required to be withheld in respect of such exercise, provided, however, that in the case of an optionee who is an executive officer or director of the Company (within the meaning of Section 16 of the Securities Exchange Act of
1934), such election may not be made during the six-month period beginning on the date of grant of such option and must be made either (i) at least six months prior to the date on which the amount of such withholding tax is determined,
(ii) during the ten business day period beginning on the third business day following each release of the Company's quarterly or annual summary of sales and earnings, or (iii) in advance of such ten business day period to be effective within such ten business day period. Any such election shall be irrevocable, but subject to disapproval by the Committee.

                          IV. STOCK APPRECIATION RIGHTS

     1. Grants. Rights entitling the grantee to receive cash or shares of Common
        ------
Stock having a fair market value equal to the appreciation in market value of a stated number of shares of Common Stock from the date of grant, or in the case of rights granted in tandem with or by reference to a stock option granted prior to the grant of such rights, from the date of grant of the related stock option to the date of exercise, nay be granted to such eligible officers and other employees as may be selected by the Committee and approved by the Board.

     2. Terms of Grant. Such rights may be granted in tandem with or with
        --------------
reference to a related stock option, in which event the grantee may elect to exercise either the option or the right, but not both, as to the same shares of Common Stock subject to the option and the right, or the right may be granted independently of a related stock option. In either event, the right shall not be exercisable unless it shall have been outstanding for at least 6 months nor shall such right be exercisable more than ten years after the date of grant. Stock appreciation rights shall not be transferable, except that in the event of the death of a grantee such right shall be exercisable by the same persons and for the same period of time as the related option. Stock appreciation rights may be exercised during the individual's continued employment with the Company and for a period of ninety days following termination of employment or engagement (or such other period of time provided in a relevant employment or severance agreement between the optionee and the Company), as the case may be, and only within the original term of that grant; provided,
                                        --------
however, that if employment of the grantee by the Company and its subsidiaries
-------
shall have terminated by reason of the grantee's death, retirement after age 65 or total and permanent disability, or if the grantee dies after termination of employment on account of such retirement or disability, then such right shall be exercisable by the same persons and for the same period of time as the related option. If and to the extent the Committee may, in its discretion, determine the change in an option holder's status from an employee to a vendor, or the transfer of an individual from the employment or engagement or vice versa, the Company or its subsidiaries to the employment or engagement of any affiliate of the Company shall not be treated as a termination of employment or engagement by the Company. The status of another entity as an affiliate of the Company shall be determined by the Committee.

         3. Payment on Exercise. Upon exercise of a right, the grantee shall be
            -------------------
paid the excess of the then fair market value of the number of shares to which the right relates over the fair market value of such number of shares at the date of grant of the right or of the related stock option, as the case may be. Such excess shall be paid in cash or in shares of Common Stock having a fair market value equal to such excess or in such combination thereof as the Committee shall determine.